UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 13, 2015

Rose Rock Midstream, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35365	45-2934823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Warren Place
6120 S. Yale Avenue, Suite 700
Tulsa, Oklahoma 74136-4216
(Address of principal executive offices)

(918) 524-7700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 13, 2015, Rose Rock Midstream, L.P. filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated February 13, 2015 (the “Form 8-K”). The Form 8-K inadvertently included Item 2.01 “Completion of Acquisition or Disposition of Assets,” paragraphs (a) and (b) under Item 9.01 “Financial Statements and Exhibits” and the disclosures under Item 2.01 and Item 9.01(a) and (b). The purpose of this Current Report on Form 8-K/A is to delete Item 2.01, Item 9.01(a) and (b) and the disclosures under Item 2.01 and Item 9.01(a) and (b) from the Form 8-K and to add Item 9.01(d) “Exhibits.”

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
2.1
Amended and Restated Contribution Agreement dated as of February 13, 2015, by and among SemGroup Corporation, Rose Rock Midstream Holdings, LLC, SemDevelopment, L.L.C., Rose Rock Midstream GP, LLC, Rose Rock Midstream, L.P. and Rose Rock Midstream Operating, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ROSE ROCK MIDSTREAM, L.P.

By:    Rose Rock Midstream GP, LLC
its general partner

Date: March 25, 2015
By:     /s/ Robert N. Fitzgerald
Robert N. Fitzgerald
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX
The following exhibit is filed herewith.

Exhibit No.	Description
2.1
Amended and Restated Contribution Agreement dated as of February 13, 2015, by and among SemGroup Corporation, Rose Rock Midstream Holdings, LLC, SemDevelopment, L.L.C., Rose Rock Midstream GP, LLC, Rose Rock Midstream, L.P. and Rose Rock Midstream Operating, LLC.